                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 10.26

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
1.       PURCHASE AND SALE OF SERIES D PREFERRED STOCK......................................    1

         1.1      SALE AND ISSUANCE OF SERIES D PREFERRED STOCK.............................    1
         1.2      CLOSING; DELIVERY.........................................................    1

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................................    2

         2.1      ORGANIZATION, GOOD STANDING AND QUALIFICATION.............................    2
         2.2      CAPITALIZATION............................................................    2
         2.3      SUBSIDIARIES..............................................................    3
         2.4      AUTHORIZATION.............................................................    3
         2.5      VALID ISSUANCE OF SECURITIES..............................................    4
         2.6      GOVERNMENTAL CONSENTS.....................................................    4
         2.7      LITIGATION................................................................    4
         2.8      INTELLECTUAL PROPERTY.....................................................    4
         2.9      COMPLIANCE WITH OTHER INSTRUMENTS.........................................    5
         2.10     AGREEMENTS; ACTION........................................................    5
         2.11     DISCLOSURE................................................................    6
         2.12     NO CONFLICT OF INTEREST...................................................    6
         2.13     RIGHTS OF REGISTRATION....................................................    7
         2.14     TITLE TO PROPERTY AND ASSETS..............................................    7
         2.15     FINANCIAL STATEMENTS......................................................    7
         2.16     CHANGES...................................................................    8
         2.17     EMPLOYEE BENEFIT PLANS....................................................    9
         2.18     TAX MATTERS...............................................................    9
         2.19     INSURANCE.................................................................   10
         2.20     LABOR AGREEMENTS AND ACTIONS..............................................   10
         2.21     CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENTS..............   10
         2.22     PERMITS...................................................................   10
         2.23     CORPORATE DOCUMENTS.......................................................   10
         2.24     ENVIRONMENTAL AND SAFETY LAWS.............................................   11
         2.25     PRIVATE OFFERING..........................................................   11
         2.26     OUTSTANDING BORROWING.....................................................   11

3.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS....................................   12

         3.1      AUTHORIZATION.............................................................   12
         3.2      PURCHASE ENTIRELY FOR OWN ACCOUNT.........................................   12
         3.3      DISCLOSURE OF INFORMATION.................................................   12
         3.4      RESTRICTED SECURITIES.....................................................   12
         3.5      NO PUBLIC MARKET..........................................................   13
         3.6      LEGENDS...................................................................   13
         3.7      ACCREDITED INVESTOR.......................................................   13
         3.8      FOREIGN INVESTORS.........................................................   13

                                TABLE OF CONTENTS
                                   (CONTINUED)

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4.       CONDITIONS OF THE INVESTORS' OBLIGATIONS AT CLOSING................................   14

         4.1      REPRESENTATIONS AND WARRANTIES............................................   14
         4.2      PERFORMANCE...............................................................   14
         4.3      COMPLIANCE CERTIFICATE....................................................   14
         4.4      QUALIFICATIONS............................................................   14
         4.5      OPINION OF COMPANY COUNSEL................................................   14
         4.6      INVESTORS' RIGHTS AGREEMENT...............................................   14
         4.7      VOTING AGREEMENT..........................................................   14
         4.8      RESTATED CERTIFICATE......................................................   15
         4.9      SECRETARY'S CERTIFICATE...................................................   15
         4.10     COLLABORATION AGREEMENT...................................................   15
         4.11     HART-SCOTT-RODINO.........................................................   15

5.       CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.................................   15

         5.1      REPRESENTATIONS AND WARRANTIES............................................   15
         5.2      PERFORMANCE...............................................................   16
         5.3      QUALIFICATIONS............................................................   16
         5.4      STOCKHOLDER APPROVAL......................................................   16
         5.5      INVESTORS' RIGHTS AGREEMENT...............................................   16
         5.6      VOTING AGREEMENT..........................................................   16
         5.7      RESTATED CERTIFICATE......................................................   16
         5.8      COLLABORATION AGREEMENT...................................................   16
         5.9      HART-SCOTT-RODINO.........................................................   16

6.       COVENANTS OF THE INVESTOR..........................................................   16

         6.1      TRADING RESTRICTION.......................................................   16
         6.2      COME-ALONG................................................................   18
         6.3      COMPANY'S RIGHT OF FIRST REFUSAL..........................................   19
         6.4      OTHER AGREEMENTS..........................................................   20

7.       MISCELLANEOUS......................................................................   20

         7.1      SURVIVAL OF WARRANTIES....................................................   20
         7.2      TRANSFER; SUCCESSORS AND ASSIGNS..........................................   20
         7.3      GOVERNING LAW.............................................................   21
         7.4      COUNTERPARTS..............................................................   21
         7.5      TITLES AND SUBTITLES......................................................   21
         7.6      NOTICES...................................................................   21
         7.7      FINDER'S FEE..............................................................   22
         7.8      ATTORNEY'S FEES...........................................................   22
         7.9      AMENDMENTS AND WAIVERS....................................................   22
         7.10     EXPENSES..................................................................   22

                                TABLE OF CONTENTS
                                   (CONTINUED)

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         7.11     SEVERABILITY..............................................................   23
         7.12     DELAYS OR OMISSIONS.......................................................   23
         7.13     ENTIRE AGREEMENT..........................................................   23
         7.14     CORPORATE SECURITIES LAW..................................................   23
         7.15     CONFIDENTIALITY...........................................................   23
         7.16     QUALIFICATIONS............................................................   24

                                    EXHIBITS

Exhibit  A  -  Form of Fourth Amended and Restated Certificate of Incorporation

Exhibit  B  -  Schedule of Exceptions to Representations and Warranties

Exhibit  C  -  Form of Third Amended and Restated Investors' Rights Agreement

Exhibit  D  -  Form of Third Amended and Restated Voting Agreement

Exhibit  E  -  Form of Legal Opinion

                           CYTOKINETICS, INCORPORATED

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

         This Series D Preferred Stock Purchase Agreement (the "Agreement") is made as of the 20th day of June, 2001 (the "Effective Date") by and between Cytokinetics, Incorporated, a Delaware corporation (the "Company") and Glaxo Wellcome International B.V., a Netherlands corporation (the "Investor").

                                    RECITALS

         WHEREAS, the Company and the Investor are entering into Collaboration and License Agreement, contemporaneously with the execution of this Agreement (the "Collaboration Agreement");

         WHEREAS, pursuant to the transactions contemplated by this Agreement and in connection with the Collaboration Agreement the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, shares of the Company's Series D Preferred Stock;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       PURCHASE AND SALE OF SERIES D PREFERRED STOCK.

                  1.1      SALE AND ISSUANCE OF SERIES D PREFERRED STOCK.

                           (a)      The Company has, or will have before the
Closing (as defined in Section 1.2(a) below) authorized the sale and issuance of up to 2,333,334 shares of Series D Preferred Stock. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing and the Company agrees to sell and issue to the Investor at the Closing 2,333,334 shares of Series D Preferred Stock at a purchase price of $6.00 per share for an aggregate purchase price of $14,000,004. The shares of Series D Preferred Stock issued to the Investor pursuant to this Agreement shall be hereinafter referred to as the "Stock."

                           (b)      On or before the Closing, as defined below,
the Company shall have adopted and filed with the Secretary of State of the State of Delaware the Fourth Amended and Restated Certificate of Incorporation, substantially in the form attached hereto as Exhibit A (the "Restated Certificate").

                  1.2      CLOSING; DELIVERY.

                           (a)      Closing. The purchase and sale of the Stock
shall take place at the offices of Wilson Sonsini Goodrich & Rosati ("WSGR"), 650 Page Mill Road, Palo Alto, California, at 10:00 a.m., on a date within 5 days of the fulfillment of the conditions to closing contained in Sections 4 and 5 of this Agreement (which time and place are designated as the "Closing").

                           (b)      Delivery. At the Closing, the Company will
deliver to the Investor a certificate or certificates representing the number of shares of Stock, against payment of the purchase price therefor by wire transfer payable to the Company.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit B, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business, to execute and deliver this Agreement, the Third Amended and Restated Investors' Rights Agreement (the "Investors' Rights Agreement") substantially in the form attached hereto as Exhibit C, the Third Amended and Restated Voting Agreement (the "Voting Agreement," and together with the Investors' Rights Agreement, collectively, the "Ancillary Agreements") substantially in the form attached hereto as Exhibit D, to issue and sell the Stock and the Common Stock issuable upon conversion thereof (together, as applicable, the "Stock"), and to carry out the provisions of this Agreement, the Investors' Rights Agreement, the Voting Agreement, and the Restated Certificate. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, assets, operations, affairs or financial condition ("Material Adverse Effect").

                  2.2      CAPITALIZATION.

                           (a)      The authorized capital of the Company will
consist, immediately prior to the Effective Date, of:

                                    (i)      24,800,000 shares of Preferred
Stock, of which 5,550,000 shares have been designated Series A Preferred Stock, 5,300,000 of which are issued and outstanding, and of which 7,000,000 have been designated Series B Preferred Stock, 6,896,545 of which are issued and outstanding and 12,250,000 of which have been designated Series C Preferred Stock, 11,578,980 of which are issued and outstanding immediately prior to the Effective Date. The rights, privileges and preferences of the Preferred Stock are as stated in the Third Amended and Restated Certificate of Incorporation (the "Certificate"). All of the outstanding shares of Preferred Stock have shall be duly authorized and fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

                                    (ii)     40,000,000 shares of Common Stock,
3,529,176 shares of which are issued and outstanding immediately prior to the Effective Date. All of the outstanding shares of Common Stock are duly authorized and fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

                                    (iii)    The Company has reserved 6,332,345
shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1997 Stock Plan duly adopted by the Board of Directors and approved by the Company stockholders (the "Stock Plan"). Of such reserved shares of Common Stock, no shares have been issued pursuant to restricted stock purchase agreements, and options to purchase 4,639,381 shares have been granted. Of such options shares, 2,403,066 have been exercised and 2,236,315 are currently outstanding. Options to purchase 1,692,964 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

                                    (iv)     Except for outstanding options
issued pursuant to the Stock Plan or preemptive rights pursuant to the Investors' Rights Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock. No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or right to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidated sale of stock or assets, change of control or other similar transaction by the Company.

                           (b)      The authorized capital of the Company as set
forth in the Restated Certificate consists of:

                                    (i)      27,300,000 shares of Preferred
Stock of which 5,550,000 shares shall be designated Series A Preferred Stock, 7,000,000 shall be designated Series B Preferred Stock, 12,250,000 shall be designated Series C Preferred Stock and 2,500,000 shall be designated Series D Preferred Stock. The rights, privileges and preferences of the Preferred Stock shall be as stated in the Restated Certificate.

                                    (ii)     45,000,000 shares of Common Stock.

                  2.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

                  2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Ancillary Agreements (collectively the "Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Stock will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  2.5 VALID ISSUANCE OF STOCK. The Stock that is being issued to the Investor hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Investor in this Agreement and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock shall be, immediately prior to the Closing, duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

                  2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder or other applicable state securities laws.

                  2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party to, or subject to the provisions of, any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                  2.8 INTELLECTUAL PROPERTY. To its knowledge (but without conducting any special investigation or patent search), the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes (collectively, "Intellectual Property") necessary for its business without any conflict with, or infringement of, the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. The Company is not in breach of any provision of any option, license or agreement as would have now or with the passage of time a Material Adverse Effect. The Company has not received any communications alleging that the Company has violated or infringed or, by conducting its business, would violate or infringe any of the Intellectual Property of any other person or entity. Neither the Company nor any of its licensors is a party to any proceeding or litigation relating to any Intellectual Property owned by or licensed to the Company. The Company is not a party to any proceeding or litigation relating to the Intellectual Property of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions, trade secrets or proprietary information of any of its consultants, or of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

                  2.9      COMPLIANCE WITH OTHER INSTRUMENTS.

                           (a)      The Company is not in violation or default
of any provisions of its Certificate or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any material provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time and giving of notice, either a material default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval to the Company, its business or operations or any of its assets or properties.

                           (b)      The Company has avoided every condition, and
has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement, the loss of which would have a Material Adverse Effect.

                  2.10     AGREEMENTS; ACTION.

                           (a)      There are no agreements, understandings or
proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                           (b)      Except for agreements explicitly
contemplated by the Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of, $100,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the

Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

                           (c)      The Company has not (i) declared or paid any
dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business. For purposes of this subsection (c) and subsection (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the minimum dollar amounts of such subsections.

                           (d)      The Company is not a party to and is not
bound by any contract, agreement or instrument, or subject to any restriction under its Certificate or Bylaws, that would have a Material Adverse Effect.

                           (e)      The Company has not engaged in the past
three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

                  2.11 DISCLOSURE. The Company has provided the Investor with all the information that the Investor has requested for deciding whether to acquire the Stock and all information that the Company believes is reasonably necessary to enable the Investor to make such a decision. No representation or warranty of the Company contained in this Agreement and the exhibits attached hereto or any certificate furnished or to be furnished to the Investor at the Closing or Effective Date (when read together) contains or shall contain any untrue statement of a material fact or omits or shall omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. To the Company's knowledge, there are no facts which (individually or in the aggregate) would have a Material Adverse Effect that have not been set forth in the Agreements or the Exhibits hereto and thereto.

                  2.12 NO CONFLICT OF INTEREST. The Company is not indebted, directly or indirectly, to any of its officers, directors, stockholders, employees or consultants, or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the

Company's knowledge, none of the Company's officers, directors, stockholders, employees or consultants, or any members of their immediate families, are, directly or indirectly, indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors, stockholders, employees and consultants of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded companies that may compete with the Company. To the Company's knowledge, none of the Company's officers, directors or stockholders or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  2.13 RIGHTS OF REGISTRATION. Except as contemplated in the Second Amended and Restated Investors' Rights Agreement dated as of November 22 and 24, 2000, and the Investors' Rights Agreement the Company is not under any obligation and has not granted rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued. Except as contemplated in this Agreement, the Second Amended and Restated Voting Agreement dated as of November 22 and 24, 2000, and the Voting Agreement the Company has not, and to the knowledge of the Company no shareholder of the Company has, entered into any agreement with respect to the voting of shares of capital stock of the Company.

                  2.14 TITLE TO PROPERTY AND ASSETS. Except (a) as reflected in the Financial Statements (defined in paragraph 2.15), (b) for liens for current taxes not yet delinquent, (c) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (d) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation, or
(e) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, the Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (a)-(e) above. The Company does not own and has not agreed to purchase any real property.

                  2.15 FINANCIAL STATEMENTS. The Company has made available to the Investor the Company's audited financial statements (including balance sheet, income statement and statement of cash flows) as of December 31, 2000 for the fiscal year then ended, and its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of March 31, 2001 and for the three-month period then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject, in the case of unaudited Financial Statements, to normal year-end audit adjustments. Except as set forth in the Financial

Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2001 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                  2.16     CHANGES. After March 31, 2001, there has not been:

                           (a)      any change in the assets, liabilities,
financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business;

                           (b)      any damage, destruction or loss, whether or
not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is presently proposed to be conducted);

                           (c)      any waiver or compromise by the Company of a
valuable right or of a material debt owed to it;

                           (d)      any satisfaction or discharge of any lien,
claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is presently proposed to be conducted);

                           (e)      any material change to a material contract
or agreement by which the Company or any of its assets is bound or subject;

                           (f)      any material change in any compensation
arrangement or agreement with any employee, officer, director or stockholder;

                           (g)      any sale, assignment or transfer of any
patents, trademarks, copyrights, trade secrets or other intangible assets;

                           (h)      any mortgage, pledge, transfer of a security
interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                           (i)      any declaration, setting aside or payment or
other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

                           (j)      to the Company's knowledge, any other event
or condition of any character that might have a Material Adverse Effect;

                           (k)      any arrangement or commitment by the Company
to do any of the things described in this Section 2.16;

                           (l)      any resignation or termination of employment
of any officer or key employee of the Company; or

                           (m)      any loans or guarantees made by the Company
to or for the benefit of its employees, shareholders, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business.

                  2.17     EMPLOYEE BENEFIT PLANS.

                           (a)      The Company does not have any Employee
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                           (b)      There is no contract, agreement, plan or
arrangement covering any employee of the Company that, individually or collectively, could, in connection with the transactions contemplated herein accelerate the time of payment or vesting of any payment, forgive any indebtedness, or increase the amount of any compensation due any employee.

                  2.18 TAX MATTERS. The Company has timely filed all returns ("Tax Returns") due with respect to all federal, state, county, local, foreign and other taxes including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, property taxes and import duties, whether or not measured in whole or in part by net income (hereinafter, "Taxes" or, individually, a "Tax") required to be filed by it through the date hereof unless an extension to file any such Tax Return has been filed by the Company. All such Tax Returns are true and correct in all material respects and all Taxes shown as due on such Tax Return have been paid, other than Taxes being disputed by the Company in good faith for which adequate reserves have been made in accordance with GAAP. With respect to all Tax Returns of the Company, (i) there is no unassessed Tax deficiency proposed or, to the knowledge of the Company, threatened against the Company and (ii) no audit is in progress with respect to any return for Taxes, no extension of time is in force with respect to any date on which any return for Taxes was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax. All provisions for Tax liabilities of the Company with respect to the Financial Statements have been made in accordance with GAAP consistently applied, and all liabilities for Taxes of the Company attributable to periods prior to or ending on the Closing Date have been adequately provided for on the Financial Statement in accordance with GAAP. There are no liens for Taxes on the assets of the Company other than liens for Taxes not yet due and payable. The Company has never been a "United States real property holding corporation" (a "USRPHC") as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), and treasury regulations promulgated thereunder. The Company is not a "foreign person" within the meaning of Section 1445 of the Code.

                  2.19 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has obtained life insurance for James Sabry, and any other employees or consultants to the Company deemed to be key to the success of the Company as determined in good faith by the Company's Board of Directors.

                  2.20 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. To the Company's knowledge, no officer or key employee, or any group of key employees, intends to terminate their employment with the Company. The Company does not have a present intention to terminate the employment of any officer, key employee or group of key employees.

                  2.21 CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENTS. Each employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information. Except as recorded on such agreements, no employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions to the Company pursuant to such agreements. The Company is not aware that any of its employees or consultants is in violation thereof.

                  2.22 PERMITS. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  2.23 CORPORATE DOCUMENTS. The Restated Certificate and Bylaws of the Company on the Closing shall be in the form provided to counsel for the Investor. The minute books of the Company contain minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

                  2.24 ENVIRONMENTAL AND SAFETY LAWS. The Company is not in violation of any applicable material statute, law or regulation relating to the environment or occupational health and safety, and, to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation, and there is no material civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the Company's knowledge, threatened against the Company pursuant to any such statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials or (b) any petroleum products or nuclear materials.

                  2.25 PRIVATE OFFERING. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Stock. No registration of the Stock or the shares of common stock issuable upon conversion thereof, pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, will be required by offer, sale or issuance of the Stock. The Company agrees that neither it, nor anyone acting on its behalf, shall offer to sell the Stock or any other securities of the Company so as to require the registration of the Stock or the shares of Common Stock issuable upon conversion thereof pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Stock or other securities are so registered.

                  2.26 OUTSTANDING BORROWING. Except as set forth in the Financial Statements, the Schedule of Exceptions sets forth the amount of all Indebtedness of the Company as of the date hereof, the liens that relate to such Indebtedness and that encumber the Company's assets and the name of each lender thereof. No holder of Indebtedness of the Company is entitled to any voting rights in any matters voted upon by the holders of the Common Stock. "Indebtedness" means, as to any person, (a) all obligations of such person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (c) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such person, whether periodically or upon the happening of a contingency, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (f) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (e)) on any property or asset owned or held by that person regardless of whether the indebtedness secured thereby shall have been assumed by that person or is non-recourse to the credit of that person, and (g) any material contingent obligation of such person.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. The Investor hereby represents and warrants to the Company, that:

                  3.1 AUTHORIZATION. Such Investor has full power and authority to enter into this Agreement. The Agreements, when executed and delivered by the Investor, will constitute valid and legally binding obligations of the Investor, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement, the Investor hereby confirms, that the Stock to be acquired by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock. The Investor has not been formed for the specific purpose of acquiring the Stock.

                  3.3 DISCLOSURE OF INFORMATION. The Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock. The Investor has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management. The Investor understands that such discussions, as well as any other written information delivered by the Company to the Investor, were intended to describe the aspects of the Company's business which it believes to be material.

                  3.4 RESTRICTED SECURITIES. The Investor understands that the Stock has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor's representations as expressed herein. The Investor understands that the shares of Stock are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor acknowledges that the Company has no obligation to register or qualify the Stock for resale except as set forth in the Investors' Rights Agreement. The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company which are outside of the Investor's control, and which the Company is under no obligation and may not be able to satisfy.

                  3.5 NO PUBLIC MARKET. The Investor understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Stock.

                  3.6 LEGENDS. The Investor understands that the certificate or certificates representing the Stock and any certificates evidencing securities issued in respect of or exchange for the Stock, may bear one or all of the following legends in substantially the form listed below:

                           (a)      "THE SHARES REPRESENTED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                           (b)      Any legend set forth in the other
Agreements.

                           (c)      Any legend required by the Blue Sky laws of
any state to the extent such laws are applicable to the shares represented by the certificate so legended.

                  3.7 ACCREDITED INVESTOR. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  3.8 FOREIGN INVESTORS. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including
(i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Such Investor's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of the Investor's jurisdiction.

         4. CONDITIONS OF THE INVESTORS' OBLIGATIONS AT CLOSING. The obligations of the Investor to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  4.1      REPRESENTATIONS AND WARRANTIES.

                           (a)      The representations and warranties of the
Company contained in Sections 2.4, 2.5 and 2.6 shall be true and correct in all material respects on and as of the Closing except for the representations and warranties which are qualified as to materiality by their terms, which shall be true and correct on and as of the Closing.

                           (b)      The representations and warranties of the
Company contained in Section 2, other than the representations and warranties contained in Sections 2.4, 2.5 and 2.6, shall be true and correct in all material respects on and as of the Effective Date except for the representations and warranties which are qualified as to materiality by their terms, which shall be true and correct on and as of the Effective Date.

                  4.2 PERFORMANCE. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  4.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to the Investor at the Closing a certificate dated as of the Closing certifying that the conditions specified in Sections 4.1, 4.2 and 4.4 have been fulfilled.

                  4.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

                  4.5 OPINION OF COMPANY COUNSEL. The Investor shall have received from WSGR, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit E.

                  4.6 INVESTORS' RIGHTS AGREEMENT. The Company and the required holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have executed and delivered the Investors' Rights Agreement, substantially in the form attached hereto as Exhibit C.

                  4.7 VOTING AGREEMENT. The Company, the required holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and the Founders shall have executed and delivered the Voting Agreement substantially in the form attached hereto as Exhibit D.

                  4.8 RESTATED CERTIFICATE. The Company shall have filed the Restated Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

                  4.9 SECRETARY'S CERTIFICATE. The Investor shall have received a certificate from the Company, in form and substance satisfactory to the Investor, dated as of the Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying (a) that the attached copies of the Restated Certificate, the Bylaws, resolutions of the Board of Directors and resolutions of the stockholders of the Company approving the Agreements and the transactions contemplated thereby, are all true, complete and correct and remain unamended and in full force and effect, (b) as to the incumbency and specimen signature of each officer of the Company executing the Agreements, and any other document delivered in connection herewith on behalf of the Company and (c) that the good standing of the Company, as evidenced by the attached Good Standing certificates issued by the Delaware and California Secretaries of State, dated with ten (10) business days of the Closing, remains in effect for such jurisdictions.

                  4.10 COLLABORATION AGREEMENT. The Company and the Investor shall have executed and delivered to each other the Collaboration Agreement and such Collaboration Agreement shall not have been terminated.

                  4.11 HART-SCOTT-RODINO. No order to restrain, enjoin or otherwise prevent the consummation of this Agreement, or the transactions contemplated hereby or by the Collaboration Agreement shall have been entered by any court or administrative body, and all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (as amended from time to time, the "HSR Act") shall have expired or terminated.

                  4.12 GOOD STANDING. The Investor shall have received certificates of Good Standing issued by the Delaware and California Secretaries of State showing that the Company is in good standing in such jurisdictions, dated with ten (10) business days of the Closing.

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  5.1      REPRESENTATIONS AND WARRANTIES.

                           (a)      The representations and warranties of the
Investor contained in Section 3.3 shall be true and correct in all material respects on and as of the Effective Date, except for representations and warranties which are qualified as to materiality by their terms, which shall be true and correct on and as of the date of the Effective Date.

                           (b)      The representations and warranties of the
Investor contained in Section 3, other than those representations and warranties contained in Section 3.3, shall be true and correct in all material respects on and as of the Closing, except for representations and warranties which are qualified as to materiality by their terms, which shall be true and correct on and as of the date of the Closing.

                  5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Investor on or prior to the Closing shall have been performed or complied with in all material respects.

                  5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

                  5.4 STOCKHOLDER APPROVAL. The Company shall have obtained the vote or written consent from the stockholders of the Company required to approve the adoption and filing of the Restated Certificate, and otherwise required to carry out the transaction contemplated by this Agreement, the Ancillary Agreements and the Collaboration Agreement.

                  5.5 INVESTORS' RIGHTS AGREEMENT. The Investor and the required holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall have executed and delivered the Investors' Rights Agreement.

                  5.6 VOTING AGREEMENT. The Investo, the Founders and the required holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock shall have executed and delivered the Voting Agreement.

                  5.7 RESTATED CERTIFICATE. The Restated Certificate filed with the Secretary of State of Delaware prior to the Closing shall be in full force and effect.

                  5.8 COLLABORATION AGREEMENT. The Company and the Investor shall have executed and delivered to each other the Collaboration Agreement and such Collaboration Agreement shall not have been terminated.

                  5.9 HART-SCOTT-RODINO. No order to restrain, enjoin or otherwise prevent the consummation of this Agreement, or the transactions contemplated hereby or by the Collaboration Agreement, shall have been entered by any court or administrative body, and all applicable waiting periods under the HSR Act shall have expired or terminated.

         6.       COVENANTS OF THE INVESTOR.

                  6.1      TRADING RESTRICTIONS.

                           (a)      PURCHASES OF COMPANY STOCK.

                                    (i)      The Investor agrees that neither it
nor any of its affiliates (for purposes of this Section 6, collectively, the "Investor") will, for a period (the "No-Buy Period") commencing on the date hereof and ending three (3) years after the closing of the first firm commitment public offering of Common Stock of the Company to the general public pursuant to an effective registration statement filed with the SEC under the Securities Act (the "IPO"), acquire in any manner, directly or indirectly, any securities of the Company, except pursuant to a transaction approved by the Board of Directors of the Company, provided that, for a period of 10 years after the expiration of the No-Buy Period, the Investor shall under no circumstances, directly or indirectly, acquire any equity securities of the Company that would cause the Investor's holdings of the Company's equity securities, on an as-converted basis, to exceed the percentage of the Company's fully diluted outstanding equity securities represented by the as-converted Stock immediately after the closing of the IPO.

                                    (ii)     TENDER OFFERS.

                                             (1)      Notwithstanding anything
to the contrary in this Section 6.1(a), if a third party initiates an unsolicited offer to purchase 30% or more of any class or series of the Company's publicly traded securities (a "Hostile Tender Offer"), the Investor may purchase the Company's securities that are the subject of the Hostile Tender Offer without regard to the restrictions on the Investor set forth in this
Section 6.1(a).

                                             (2)      Notwithstanding anything
to the contrary in this Section 6.1(a), if the Board of Directors of the Company approves an Acquisition, as defined below in Section 6.2(b)(i), after the Research Term (as such term is defined in the Collaboration Agreement, but not to include any extensions of the initial Research Term (the "Restriction Term")), the Investor may offer to purchase, and consummate the purchase of, all, but not less than all, of the Company's outstanding securities without regard to the restrictions on the Investor set forth in this Section 6.1(a).

                           (b)      SALES OF COMPANY STOCK.

                                    (i)      In addition to the foregoing, the
Investor agrees that during the Restriction Term, the Investor shall not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of in any manner, either directly or indirectly ("Sale" or "Sell"), any securities of the Company held by Investor ("Covenant Shares"), provided that, nothing in the foregoing sentence shall prevent the Investor from participating in, and selling the Covenant Shares through, registrations of the Company's Common Stock ("Common Stock") pursuant to the provisions of Section 1.3 of the Investors' Rights Agreement.

                                    (ii)     After the expiration of such
Restriction Term the Investor and the Company agree and acknowledge that it is in their mutual interest that disposition of the Covenant Shares be accomplished in a manner that does not disrupt or undermine the trading market for Common Stock (including any undue adverse reaction to the fact of sale of Covenant Shares by the investor as a research collaborator of the Company), and the parties will work together to explore methods of disposition in order to achieve such goal.

                                    (iii)    Notwithstanding anything to the
contrary in this Section 6.1(b), after the IPO of the Company, the Investor may sell shares of Common Stock if (i) the publicly traded fair market value per share of publicly traded shares of Common Stock, at the time of the sale by the Investor of Common Stock, is greater than two and a half times the per share price (as adjusted for combination, stock splits, stock dividends, subdivisions or split-ups) that shares of Common Stock were initially offered to the public in the IPO (the "IPO Price") and (ii) no sales by the Investor of shares of Common Stock are at a price per share less than two and a half times (as adjusted for combination, stock splits, stock dividends, subdivisions or split-ups) the IPO Price, provided that, the aggregate gross proceeds to the Investor of all sales of Common Stock pursuant to this Section 6.1(b)(iii) shall not exceed $14,000,004. If the Investor intends to sell any shares of Common Stock held by it pursuant to the provisions of this Section 6.1(b)(iii), the Investor and the Company agree and acknowledge that it is in their mutual interest that disposition of the Covenant Shares be accomplished in a manner that does not disrupt or undermine the trading market for the Company's Common Stock (including any undue adverse reaction to the fact of sale of Covenant Shares by the investor as a research collaborator of the Company), and the parties will work together to explore methods of disposition in order to achieve such goal.

                  6.2      COME-ALONG.

                           (a)      COME-ALONG. The Investor hereby agrees that
at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, the Investor shall vote all Covenant Shares of the Company entitled to vote directly or indirectly held by the Investor as directed by the holders of a majority of the outstanding Registrable Securities, as such term is defined in the Investor Rights Agreement, in connection with the approval of any matter upon which the Registrable Securities may vote. The Investor shall not directly or indirectly enter into any agreement or understanding with any person or entity, other than the Company, to vote or give instructions in any manner inconsistent with the preceding sentence. In the event the Investor fails to vote in accordance herewith, the Investor shall be deemed to have irrevocably appointed such person or persons as may be designated by the Board of Directors of the Company as proxy to vote the Investor's stock in accordance herewith.

                           (b)      DISSENTERS' RIGHTS.

                                    (i)      For purposes of this Section 6, the
term "Acquisition" shall mean any transaction pursuant to which the Company proposes to (A) sell, lease, convey, or otherwise dispose of all or substantially all of its property or business, (B) merge into or consolidate with any other corporation or other entity or person or (C) effect any other transaction or series of related transactions or other corporate reorganization as a result of which the Company's stockholders of record as constituted immediately prior to such transaction will, immediately after such transaction (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold less than 50% of the voting power of the surviving or acquiring entity.

                                    (ii)     Notwithstanding anything to the
contrary in this Section 6.2, the Investor may vote any Covenant Shares held by it at any meeting of the stockholders of the Company in favor of or against any Acquisition if the Investor shall receive, pursuant to such

Acquisition, in exchange for its Covenant Shares cash or publicly traded securities (the "Consideration") whose aggregate value (as reasonably determined by the Company's Board of Directors, the "Aggregate Value") is less than the Covenant Price, provided that, if the Aggregate Value of the Consideration is greater than or equal to the Covenant Price, the Investor may only vote against such proposed Acquisition if, prior to such vote, the Investor executes and delivers to the Company a written agreement with the Company stating that the Investor will not take any action to assert any dissenters' rights pursuant to Chapter 13 of the Corporations Code of California or any appraisal rights pursuant to Section 262 of the Delaware General Corporation Law (or any similar dissenters rights pursuant to any other applicable state's corporate law). For purposes of this Section 6.2(b)(ii), the term "Covenant Price" shall mean the aggregate original purchase price paid by the Investor for Covenant shares then held by the Investor at the record date for determination of shares entitled to vote on any Acquisition, compounded annually at a rate of 6% per year.

                  6.3      COMPANY'S RIGHT OF FIRST REFUSAL.

                           (a)      RIGHT OF FIRST REFUSAL. Notwithstanding
anything to the contrary in this Section 6, in the event that the Investor desires to directly or indirectly sell (or otherwise transfer), and has received a bona fide offer in writing from a third party to buy, any Covenant Shares (a "Transfer"), the Investor shall notify the Company in writing of the proposed sale (a "Transfer Notice"). Each Transfer Notice shall contain all material terms of the proposed sale (or transfer), including, without limitation, a copy of the written offer received, the name and address of the prospective purchaser (or transferee), the purchase price and terms of payment, the date and place of the proposed sale (or transfer), and the number and description of the Covenant Shares proposed to be sold (or transferred) by the Investor (the "Offered Shares"). The Company shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice (or terms and conditions as similar as reasonably possible). The Company may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Investor in writing before expiration of the such thirty (30) day period as to the number of such shares that it wishes to purchase. If the Company gives the Investor notice that it desires to purchase such shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than the later of (i) forty-five (45) days after the Company's receipt of the Transfer Notice or (ii) the date contemplated in the Transfer Notice for the closing with the prospective third party transferee(s). To the extent that the Company, or any assignee of the Company, has not exercised its rights of first refusal as to the Offered Shares within the time periods specified in this Section 6.3 the Investor shall be free to sell the stock to such prospective purchaser (or transferee) on the same terms and conditions as outlined in the Transfer Notice, provided that in the event such Covenant Shares are not sold within ninety (90) days of the date of the notice they shall once again be subject to this the right of first refusal.

                           (b)      ASSIGNMENT. Notwithstanding anything to the
contrary in this Agreement, prior to the IPO the Company's rights under this
Section 6.3 shall be assignable, in whole or in part, in the sole discretion of the Company to any holder, or number of holders, of securities of the Company.

                           (c)      TERMINATION. The right of first refusal in
this Section 6.3 shall terminate upon the earlier of (i) the closing of the IPO, or (ii) an Acquisition in which the Company's stockholders receive cash or publicly traded securities.

                  6.4 SUBSEQUENT RIGHTS. In the event that the Company shall enter into a strategic alliance during the Restriction Term with a third party similar to the Collaboration Agreement, and pursuant to which the Company shall issue equity to such third party and in connection therewith impose covenants on such third party with regard to the matters set forth in this
Section 6 that are materially less restrictive, when taken as a whole, than the restrictions on the Investor set forth in this Section 6 (the "Third Party Restrictions"), the provisions of this Section 6 shall thereafter be superceded and replaced by the terms of the Third Party Restrictions, and the Investor shall thereby become obligated under such Third Party Restrictions, to the extent that the Third Party Restrictions are materially less restrictive to the third party than the terms contained in this Section 6 are to the Investor.

                  6.5 INVALID TRANSFERS. Any sale, assignment or other transfer of Covenant Shares by the Investor contrary to the provisions of this
Section 6 shall be null and void, and the transferee shall not be recognized by the Company as the holder or owner of the Covenant Shares sold, assigned, or transferred for any purpose (including, without limitation, voting or dividend rights), unless and until the Investor has satisfied the requirements of this
Section 6 with respect to such sale. The Investor shall provide the Company with written evidence that such requirements have been met or waived, and the proposed transferee must acknowledge in writing to the Company that such proposed transferee is bound by the provisions of Section 6 of this Agreement, prior to consummating any sale, assignment or other transfer of securities, and no Stock shall be transferred on the books of the Company until such written evidence has been received by the Company from the Investor and any such proposed transferee.

         7.       MISCELLANEOUS.

                  7.1 SURVIVAL OF WARRANTIES. Notwithstanding the provisions of Section 3.3 or any provision to the contrary contained in this Agreement, all warranties, representations and covenants made by the Company in or pursuant to this Agreement shall be considered to have been relied upon by the Investor and except as otherwise set forth in this Agreement, the representations, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, the Effective Date and the Closing (regardless of any investigation made by the Investor or on its behalf).

                  7.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  7.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  7.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  7.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  7.6 NOTICES. All notices, requests and communications hereunder shall be in writing and shall be personally delivered or sent by facsimile transmission (confirmed by prepaid registered or certified mail, return receipt requested or by international express delivery service) (e.g., Federal Express), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by international express courier service, and shall be deemed to have been properly served to the addressee upon receipt of such written communication, to following addresses of the parties, or such other address as may be specified in writing to the other party hereto:

         IF TO THE COMPANY,

                  ADDRESSED TO:     CYTOKINETICS, INC.
                                    280 East Grand Avenue
                                    South San Francisco, California 94080
                                    Attention: Robert Blum,
                                            Vice President, Business Development
                                    Telephone: (650) 624-3002
                                    Telecopy: (650) 624-3010

                  WITH COPY TO:     WILSON SONSINI GOODRICH & ROSATI
                                    PROFESSIONAL CORPORATION
                                    650 Page Mill Road
                                    Palo Alto, CA  94304-1050
                                    Attention: Michael O'Donnell, Esq.
                                    Telephone: (650) 493-9300
                                    Telecopy: (650) 493-6811

         IF TO INVESTOR,

                  ADDRESSED TO:     GLAXO WELLCOME INTERNATIONAL B.V.
                                    Huis Ter Heideweg 62

                                    3705 Zeist
                                    The Netherlands
                                    Attention: Chief Financial Officer
                                    Telephone: 011-31-30-6938100
                                    Telecopy: 011-31-30-6938293

                  WITH A COPY TO:   GLAXOSMITHKLINE
                                    Corporate Legal Department
                                    One Franklin Plaza
                                    200 N. 16th Street / FP 2355
                                    Philadelphia, PA 19102
                                    Attention: Donald F. Parman, Vice President
                                                  and Associate General Counsel
                                    Telephone: 215-751-7633
                                    Telecopy:  215-751-5349

                  7.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Investor agrees, to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  7.8 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  7.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 7.9 shall be binding upon the Investor and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company. Notwithstanding the foregoing, the Company may waive any of the restrictions imposed by the Company on the Investor pursuant to
Section 6 herein by delivering to the Investor a written instrument of waiver, certified by the Secretary or Chief Financial Officer of the Company ("Waiver"), setting forth the terms of such Waiver and certifying that such Waiver was duly approved by the Board of Directors of the Company.

                  7.10 EXPENSES. Each of the Company and the Investor shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

                  7.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                  7.12 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  7.13 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

                  7.14 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

                  7.15 CONFIDENTIALITY. Each party hereto agrees that, except, (i) as required by applicable law (provided that if so required, the disclosing party will provide written notice to the affected party regarding such potential disclosure, and use commercially reasonable efforts to limit such disclosure and prevent any further disclosure), or (ii) with the prior written permission of the affected party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder (except the obligations contained in Section 6 of this Agreement which may be disclosed to shareholders of the Company, or a bona fide proposed transferee of Covenant Shares) or the ownership of Stock purchased hereunder. The provisions of this Section
7.15 shall be in addition to, and not in substitution for, the provisions of (i) any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby, or (ii) the confidentiality provisions contained in the Collaboration Agreement, or in any document or agreement related thereto.

                  7.16 QUALIFICATIONS. All authorizations, filings, approvals, or permits, if any, of any governmental authority or regulating body of the United States or of any state that are required to be filed within, or prior to, the period of 30 days from the date of the Closing, (the "Period") in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained or filed by or on behalf of the Company prior to the expiration of such Period.

                            [Signature Pages Follow]

         The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:

                                    CYTOKINETICS, INCORPORATED

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    INVESTOR:

                                    GLAXO WELLCOME INTERNATIONAL B.V.

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________

CYTOKINETICS, INC.
SERIES D PREFERRED STOCK
PURCHASE AGREEMENT

                                    EXHIBIT A

                           FOURTH AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                           CYTOKINETICS, INCORPORATED

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS

                                  ATTACHMENT A

                              FINANCIAL STATEMENTS

                                  ATTACHMENT B

                              FINANCIAL STATEMENTS

                                    EXHIBIT C

                       FORM OF THIRD AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT

                                    EXHIBIT D

                       FORM OF THIRD AMENDED AND RESTATED

                                VOTING AGREEMENT

                                    EXHIBIT E

                              FORM OF LEGAL OPINION

                           CYTOKINETICS, INCORPORATED

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                  June 20, 2001